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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  February 24, 2006
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                  Securitisation Advisory Services Pty Limited
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             (Exact Name of Registrant as Specified in its Charter)

                                    Australia
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                 (State or Other Jurisdiction of Incorporation)

        333-127026                               Not Applicable
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(Commission File Numbers)     (Registrant's I.R.S. Employer Identification Nos.)

        Level 7, 48 Martin Place
       Sydney, NSW 2000 Australia                    Not Applicable
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(Address of Principal Executive Offices)               (Zip Code)

                               (011) 612-9378-5293
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

     The consolidated financial statements of PMI Mortgage Insurance Ltd, for the years ended December 31, 2004, 2003 and 2002 which are included as exhibits to the Current Report on Form 8-K filed by The PMI Group, Inc. with the
Securities and Exchange Commission on February 22, 2006 are incorporated by reference in this Form 8-K and in the prospectus supplement (the
"Prospectus Supplement") relating to the Medallion Trust Series
2006-1G.

   In connection with the issuance of the notes, the Registrant is filing herewith the consent of Ernst & Young LLP ("Ernst & Young") to the use of their name and the incorporation by reference of their report in the Registration
Statement of the Registrant (Registration No. 333-127026) and in the Preliminary
Prospectus Supplement referred to above related to the issuance of the notes.
The consent of Ernst & Young is attached hereto as Exhibit 23.1.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (99) Not applicable.

         (99) Not applicable.

         (99) Exhibits:

         23.1     Consent of Ernst & Young LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 24, 2006                        SECURITISATION ADVISORY SERVICES
                                         PTY LIMITED

                                         By: /s/ Nigel Pickford
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                                            Name:  Nigel Pickford
                                            Title: Authorised officer

                                  EXHIBIT INDEX

EXHIBIT NO:     DESCRIPTION:

    23.1        Consent of Ernst & Young LLP